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                                                                   EXHIBIT 10.16

                                 PROMISSORY NOTE

$250,000                                                        DECEMBER 6, 1999
                                                         ALBUQUERQUE, NEW MEXICO

         FOR VALUE RECEIVED, the receipt and sufficiency of which is acknowledged, CELL ROBOTICS INTERNATIONAL, INC. ("Maker"), hereby promises to pay to HUMAGEN FERTILITY DIAGNOSTICS INC., or order ("Holder"), at the address designated on the signature page of this Note, or at such other place as Holder may designate by written notice to Maker, the principal sum hereinbelow described ("Principal Amount"), (together with interest thereon, as applicable) in the manner and at the times provided and subject to the terms and conditions described herein.

         1.       PRINCIPAL AMOUNT.

                  The Principal Amount means the sum of Two Hundred Fifty Thousand Dollars ($250,000).

         2.       INTEREST.

                  No interest on the Principal Amount of this Note shall accrue unless and until Maker exercises the option set forth in paragraph 4 below. If, due to federal or state law, interest must be paid or will be imputed, then the rate of interest shall be the lowest rate that may accrue without causing the imputation of interest under the Internal Revenue Code. Interest, if it accrues, shall be computed on the basis of a three hundred sixty (360) day year and a thirty (30) day month.

         3.       PAYMENT OF PRINCIPAL AND INTEREST.

                  Subject to paragraphs 4 and 8, below, Maker shall pay the Principal Amount and all accrued and unpaid interest on the Principal Amount (if any) and all other indebtedness due under this Note six (6) months from the date of this Note, on May 6, 2000.

         4.       OPTION TO MAKE MONTHLY PAYMENTS.

                  Maker shall have the option, on or before May 6, 2000, to elect to pay the Principal Amount and all accrued and unpaid interest on the Principal Amount (if any) in six (6) equal monthly installments or, if Maker is unable to pay the Principal Amount and all accrued and unpaid interest in six
(6) equal monthly installments, any longer period agreed to by Maker and Holder. Maker may exercise this option by giving written notice of such election to Holder on or before May 6, 2000. From and after May 6, 2000, interest on the unpaid balance of the Principal Amount from time-to-time remaining unpaid shall accrue at the lowest rate that interest may accrue without causing the imputation of interest under the Internal Revenue Code.

         5.       PREPAYMENTS.

                  Maker shall have the right to prepay any portion of the Principal Amount without prepayment penalty or premium or discount.



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         6.       MANNER OF PAYMENTS/CREDITING OF PAYMENTS.

                  Payments of any amount required hereunder shall be made in lawful money of the United States or in such other property as Holder, in its sole and absolute discretion, may accept, without deduction or offset, and shall be credited first against accrued but unpaid late charges, if any, thereafter against accrued but unpaid interest, if any, and thereafter against the unpaid balance of the Principal Amount.

         7.       INTEREST ON DELINQUENT PAYMENTS.

                  Any payment under this Note not paid when due shall bear interest at the same rate and method as interest is charged on the Principal Amount from the due date until paid.

         8.       ACCELERATION UPON DEFAULT.

                  At the option of Holder, all or any part of the indebtedness of Maker hereunder shall immediately become due and payable, irrespective of any agreed maturity date, upon the happening of any of the following events of default:

                  (a) If Maker shall make an assignment for the benefit of creditors;

                  (b) If a custodian, trustee, receiver, or agent is appointed or takes possession of substantially all of the property of Maker;

                  (c) If Maker shall be adjudicated bankrupt or insolvent or admit in writing Maker's inability to pay Maker's debts as they become due;

                  (d) If Maker shall apply for or consent to the appointment of a custodian, trustee, receiver, intervenor, liquidator or agent of Maker, or commence any proceeding related to Maker under any bankruptcy or reorganization statute, or under any arrangement, insolvency, readjustment of debt, dissolution, or liquidation law of any jurisdiction, whether now or hereafter in effect;

                  (e) If any petition is filed against Maker under the Bankruptcy Code and either (A) the Bankruptcy Court orders relief against Maker, or (B) such petition is not dismissed by the Bankruptcy Court within thirty (30) days of the date of filing; or

                  (f) If any attachment, execution, or other writ is levied on substantially all of the assets of Maker and remains in effect for more than five (5) days.

Maker shall notify Holder immediately if any event of default occurs.

         9.       NOTICE.

                  Any notice to either party under this Note shall be given by personal delivery or by express mail, Federal Express, DHL or similar airborne/overnight delivery service, or by mailing such notice by first class or certified mail, return receipt requested, addressed to such party at the address set forth below, or to such other address as either party from time to time may designate by written notice. Notices delivered by overnight delivery service shall be deemed delivered the next business day following consignment for such delivery service. Mailed notices shall be deemed



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delivered and received in accordance with this provision three (3) days after deposit in the United States mail.

         10.      USURY COMPLIANCE.

                  All agreements between Maker and Holder are expressly limited, so that in no event or contingency whatsoever, whether by reason of the consideration given with respect to this Note, the acceleration of maturity of the unpaid Principal Amount and interest thereon, or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance, or detention of the indebtedness which is the subject of this Note exceed the highest lawful rate permissible under the applicable usury laws. If, under any circumstances whatsoever, fulfillment of any provision of this Note shall involve transcending the highest interest rate permitted by law which a court of competent jurisdiction deems applicable, then the obligations to be fulfilled shall be reduced to such maximum rate, and if, under any circumstances whatsoever, Holder shall ever receive as interest an amount that exceeds the highest lawful rate, the amount that would be excessive interest shall be applied to the reduction of the unpaid Principal Amount under this Note and not to the payment of interest, or, if such excessive interest exceeds the unpaid balance of the Principal Amount under this Note, such excess shall be refunded to maker. This provision shall control every other provision of all agreements between Maker and Holder.

         11.      JURISDICTION; VENUE.

                  This Note shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New Mexico. Any action to enforce payment of this Note shall be filed and heard solely in Albuquerque, New Mexico.

                                       MAKER:

                                       Cell Robotics International, Inc.

                                       By: /s/ Ronald Lohrding
                                           -------------------------------------
                                           Ronald Lohrding, President & CEO
                                           2715 Broadbent Parkway, NE
                                           Albuquerque, New Mexico 87107

AGREEMENT BY HOLDER:

The undersigned agrees to the terms of this Promissory Note.

                                       Humagen Fertility Diagnostics, Inc.

                                       By: /s/ Debra Bryant
                                           -------------------------------------
                                           Debra Bryant (by facsimile)
                                           2345 Hunters Way, Unit 2
                                           Charlottesville, Virginia 22901



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     AMENDMENT TO THE DECEMBER 6, 1999 PROMISSORY NOTE BETWEEN CELL ROBOTICS

           INTERNATIONAL INC. AND HUMAGEN FERTILITY DIAGNOSTICS, INC.

----------

REPLACE PARAGRAPH 3 "PAYMENT OF PRINCIPAL AND INTEREST" WITH THE FOLLOWING NEW
PARAGRAPH:

3.       PAYMENT OF PRINCIPAL AND INTEREST

         Subject to paragraphs 4 and 8, below, Maker shall pay the Principal Amount and all accrued and unpaid interest on the Principal Amount (if any) and all other indebtedness due under this Note on January 15, 2001. Starting May 6, 2000, interest will accrue at a 6% (six-percent) annual rate.

IN PARAGRAPH 4 "OPTION TO MAKE MONTHLY PAYMENTS" REPLACE IN THREE PLACES THE DATE MAY 6, 2000 WITH JANUARY 15, 2001

MAKER:                         Cell Robotics International, Inc.

                               By /s/ Ronald K. Lohrding
                                  ----------------------------------------------
                                  Ronald K. Lohrding, President and CEO
                                  2715 Broadbent Parkway NE
                                  Albuquerque, New Mexico 87107

AGREEMENT BY HOLDER:

The undersigned agrees to the amendment to the terms of the Note

                                       Humagen Fertility Diagnostics, Inc.

                               By /s/ Debra Bryant
                                  ----------------------------------------------
                                  Debra Bryant, President and CEO (by facsimile) 2345 Hunters Way, Unit 2
                                  Charlottesville, Virginia 22901



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